UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 8, 2002



                           First Commerce Corporation
                 ----------------------------------------------
             (Exact name of Registrant as specified in its charter)



   North Carolina                   000-32807               90-0016560
--------------------            --------------------       ---------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)



             301 S. McDowell Street, Charlotte, North Carolina  28204
            ----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (704) 945-6565


                           Not Applicable____________
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not applicable.

Item 3.           Bankruptcy or Insolvency.

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure.

     On July 8, 2002, the Registrant, First Commerce Corporation, entered into an Amended and Restated Employment Agreement with its Chief Executive Officer, Wesley W. Sturges. A copy of the Agreement is attached hereto as Exhibit 99 and incorporated by reference.

Item 6.           Resignations of Registrant's Directors.

                  Not applicable.

Item 7.           Financial statements and Exhibits.

                  a. Not applicable.
                  b. Not applicable.
                  c. The following exhibit is attached hereto and incorporated herein by reference:

                    1. Exhibit 99 - Amended and Restated Employment Agreement by and among First Commerce Corporation, First Commerce Bank and Wesley W. Sturges

Item 8.           Change in Fiscal Year.

                  Not applicable.

Item 9.           Regulation FD Disclosure.

                  Not applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused its report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST COMMERCE CORPORATION


                                          /s/  Wesley W. Sturges
                                          ----------------------------------
                                          Wesley W. Sturges
                                          President and Chief Executive Officer


Date:    March 25, 2003